                                                                    EXHIBIT 99.2



                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                            SUBSCRIPTION CERTIFICATE
                                    ISSUED BY
                     SUPERIOR NATIONAL INSURANCE GROUP, INC.

        This form, or one substantially similar hereto, must be used to exercise Rights distributed pursuant to the Rights Offering described in the Prospectus dated November 4, 1998 (the "Prospectus") of Superior National Insurance Group, Inc. (the "Company"), if a holder of the Rights cannot deliver the Subscription Certificate(s) evidencing such Rights to the Subscription Agent at or prior to 5:00 p.m. New York City time on November 20, 1998 (the "Expiration Date"). Such form must be delivered by hand or sent by facsimile transmission or mail to the Subscription Agent, and must be received by the Subscription Agent at or prior to 5:00 p.m. New York City time on the Expiration Date. Regardless of the manner of delivery of the Subscription Certificate, payment of the Subscription Price of $16.75 per share for each share of Common Stock subscribed for upon exercise of the Rights must be received by the Subscription Agent in the manner specified in the Prospectus and in Immediately Available Funds at or prior to 5:00 p.m. New York City time on the Expiration Date. All undefined capitalized terms used herein have the definition ascribed to them in the Prospectus.

                           The Subscription Agent is:
                            Wilmington Trust Company


By Mail/Overnight Courier:               Facsimile Transmission                       By Hand:
Wilmington Trust Company              (eligible institutions only):          Wilmington Trust Company
Rodney Square North                           (302) 651-1079                 1105 N. Market Street, 1st Floor
1100 N. Market Street                                                        Wilmington, Delaware 19890
Wilmington, Delaware 19890-0001     To confirm receipt of facsimile only:    Attn: Kristin Long
Attn: Kristin Long                           (302) 651-1562                        Corporate Trust Operations
      Corporate Trust Operations

                                    By Wire:
                                    Wilmington Trust Company
                                    ABA No. 031100092
                                    Account No. 46675-0
                                    Account Name: Superior National
                                                  Rights Offering
                                    Attn: Charisse L. Rodgers
                                    (302) 651-8951


        DELIVERY OF THIS FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

        The undersigned hereby represents that he or she is the holder of Subscription Certificate(s) representing ____________ Rights and that such Subscription Certificate(s) cannot be delivered to the Subscription Agent at or before 5:00 p.m., New York City time on the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise ____________ Rights represented by such Subscription Certificate(s). The undersigned agrees that it will deliver a properly completed Subscription Certificate(s) in respect of the Rights being exercised, with any signatures guaranteed as required, to the Subscription Agent within three Nasdaq National Market trading days following the date of delivery of this Notice of Guaranteed Delivery. The undersigned understands that payment of the Subscription Price of $16.75 per share for each share of the Common Stock subscribed for must be received in immediately available funds by the Subscription Agent at or before 5:00 p.m. New York City time on the Expiration Date. The undersigned represents that such payment, in the aggregate amount of $____________, either (check appropriate box):
        [ ] is being delivered to the Subscription Agent herewith

                      or

        [ ] has been delivered separately to the Subscription Agent;
and is being delivered or was delivered in the manner set forth below (check appropriate box and complete information relating thereto);

        [ ] wire transfer of funds

            --name of transferor institution ___________________________________

            --date of transfer _________________________________________________

            --confirmation number (if available) _______________________________

        [ ] certified check

        [ ] bank draft (cashier's check)

            --name of maker ____________________________________________________

            --date of check or draft ___________________________________________

            --bank on which check is drawn _____________________________________

        All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

Signature(s) ___________________________________________________________________

Name(s) ________________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________

Address(es) ____________________________________________________________________
                                                                      (Zip Code)

Area Code and Tel. No(s). ______________________________________________________

Subscription Certificate No.(s) (if available) _________________________________

________________________________________________________________________________

                              GUARANTEE OF DELIVERY
        (NOT TO BE USED FOR SUBSCRIPTION CERTIFICATE SIGNATURE GUARANTEE)

        The undersigned, a member firm of a registered national securities exchange, member of the National Association of Securities Dealers, Inc., commercial bank or trust company having an office or correspondent in the United States, or other eligible guarantor institution which is a member of or a participant in a signature guarantee program acceptable to the Subscription Agent, guarantees that the undersigned will deliver to the Subscription Agent the Subscription Certificate(s) representing the Rights being exercised hereby, with any required signature guarantees and any other required documents, all within three Nasdaq National Market trading days after the date hereof.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                    (Address)

________________________________________________________________________________
                        (Area Code and Telephone Number)

Dated: ___________________________________________________________________, 1998

________________________________________________________________________________
                                 (Name of Firm)

________________________________________________________________________________
                             (Authorized Signature)

        The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Certificate(s) to the Subscription Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

                          NOTICE OF GUARANTEED DELIVERY
                                  INSTRUCTIONS

If a Holder wishes to exercise Rights, but time will not permit the Holder to cause the Subscription Certificate(s) evidencing those Rights to reach the Subscription Agent prior to the Expiration Time, the Rights may nevertheless be exercised if all of the following conditions (the "Guaranteed Delivery Procedures") are met:

        (i) the Holder has caused payment in full of the Subscription Price for each Share being subscribed for to be received (in immediately available funds) by the Subscription Agent at or prior to the Expiration Time;

        (ii) the Subscription Agent receives, at or prior to the Expiration Time, a guarantee notice (a "Notice of Guaranteed Delivery") substantially in the form provided herewith, from a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. ("NASD"), or from a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution"), stating the name of the exercising Holder, the number of Rights represented by the Subscription Certificate(s) held by the exercising Holder, the number of Shares being subscribed for and guaranteeing the delivery to the Subscription Agent of the Subscription Certificate(s) evidencing those Rights within three Nasdaq National Market trading days following the date of the Notice of Guaranteed Delivery; and

        (iii) the properly completed Subscription Certificates(s), with any signatures guaranteed as required, is received by the Subscription Agent within three Nasdaq National Market trading days following the date of delivery of the Notice of Guaranteed Delivery relating thereto. See the Subscription Certificate and the Prospectus for an explanation of when signature guarantees are required. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the address set forth on the face of the form, or may be delivered by telegram or facsimile transmission (telecopier no. (302) 651-1079). To confirm facsimile deliveries, please call
(302) 651-1562. Additional copies of the form of Notice of Guaranteed Delivery are available upon request from Corporate Investor Communications, Inc. (Telephone: (888) 296-3413) or Wilmington Trust Company, whose address and telephone numbers are set forth below.

To Deliver the Notice:
By Hand:                     Wilmington Trust Company
                             1105 N. Market Street, 1st Floor
                             Wilmington, Delaware 19890
                             Attention: Kristin Long
                                        Corporate Trust Operations

By Mail/Overnight Delivery   Wilmington Trust Company
                             Rodney Square North
                             1100 N. Market Street
                             Wilmington, Delaware 19890-0001
                             Attention: Kristin Long
                                        Corporate Trust Operations

By Wire:                     Wilmington Trust Company
                             ABA No. 031100092
                             Account No. 46675-0
                             Account Name: Superior National Rights Offering
                             Attn: Charisse L. Rodgers
                             (302) 651-8951

By Facsimile (Foreign/APO/FPO/ use only): (302) 651-1079

Confirm Facsimile by Telephone Only: (302) 651-1562